THE STRONG MONEY MARKET FUND
THE STRONG MUNICIPAL MONEY MARKET FUND
PROSPECTUS JULY 1, 1999































AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANYONE WHO INFORMS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.

TABLE OF CONTENTS
Your Investment.................................................................
Key Information.................................................................
What are the funds' goals?.....................................................1
What are the funds' principal investment strategies?...........................1
What are the main risks of investing in the funds?.............................2
What are the funds' fees and expenses?.........................................4
Who are the funds' investment advisor and portfolio managers?..................5
Other Important Information You Should Know.....................................
Taxable Investments............................................................7
If You Are Subject to Alternative Minimum Tax..................................7
Financial Highlights...........................................................7
Your Account....................................................................
Share Price...................................................................10
Buying Shares.................................................................11
Selling Shares................................................................14
Additional Policies...........................................................16
Distributions.................................................................17
Taxes.........................................................................17
Services For Investors........................................................18
Reserved Rights...............................................................22
For More Information.................................................Back Cover

IN THIS PROSPECTUS, "WE" REFERS TO STRONG CAPITAL MANAGEMENT, INC., THE INVESTMENT ADVISOR AND TRANSFER AGENT FOR THE STRONG FUNDS.

                                                                 YOUR INVESTMENT

KEY INFORMATION

WHAT ARE THE FUNDS' GOALS?

The STRONG MONEY MARKET FUND seeks current income, a stable share price, and daily liquidity.

The STRONG MUNICIPAL MONEY MARKET FUND seeks federally tax-exempt current income, a stable share price, and daily liquidity.

WHAT ARE THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES?

The MONEY MARKET FUND is managed to provide attractive yields and a stable share price of $1.00. It invests in a portfolio of high-quality, short-term debt securities issued by corporations, banks, and other financial institutions.

The MUNICIPAL MONEY MARKET FUND is managed to provide attractive yields and a stable share price of $1.00. It invests in a portfolio of high-quality, short-term debt securities primarily issued by states and their political subdivisions, such as municipalities. The fund invests in municipal bonds whose interest may be subject to the federal alternative minimum tax (AMT).

The managers of each of the funds may sell a holding if its fundamental qualities deteriorate or to take advantage of more attractive yield opportunities.

((Side Box))
Under normal market conditions, the MUNICIPAL MONEY MARKET FUND will invest at least 80% of its assets in municipal bonds. MUNICIPAL BONDS are debt obligations issued by or for U.S. states, territories, and possessions and the District of Columbia and their political subdivisions, agencies, and instrumentalities. Municipal bonds can be issued to obtain money for public purposes or for privately operated facilities or projects. Some municipal bonds pay interest which is exempt from federal income tax. Examples of municipal bonds are general obligation bonds, revenue bonds, industrial development bonds, notes, and municipal lease obligations.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUNDS?


NOT INSURED: Your investment in each of the funds is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Each fund's goal is to preserve the value of your investment at $1.00 per share. However, it is possible to lose money by investing in these funds.

Each fund is appropriate for investors who are comfortable with the risks described here and who need cash immediately. They can also be used as a permanent conservative part of your portfolio.

The return information on the following page illustrates how the funds' performance can vary, which is one indication of the risks of investing in the funds. Please keep in mind that the funds' past performance does not represent how they will perform in the future. The information assumes that you reinvested all dividends and distributions.

CALENDAR YEAR TOTAL RETURNS

Year   Money Market    Municipal Money
                       Market
-----  --------------  ---------------
 1989       9.2%             6.1%
-----  --------------  ---------------
 1990       8.1%             6.1%
-----  --------------  ---------------
 1991       6.1%             5.2%
-----  --------------  ---------------
 1992       3.7%             3.4%
-----  --------------  ---------------
 1993       2.9%             2.5%
-----  --------------  ---------------
 1994       4.0%             2.9%
-----  --------------  ---------------
 1995       6.2%             4.1%
-----  --------------  ---------------
 1996       5.3%             3.6%
-----  --------------  ---------------
 1997       5.3%             3.6%
-----  --------------  ---------------
 1998       5.3%             3.6%
-----  --------------  ---------------

The funds' year-to-date returns through March 31, 1999 are: Money Market Fund 1.1% and Municipal Money Market Fund .70%.

BEST AND WORST QUARTERLY PERFORMANCE
(During the periods shown above)

FUND NAME               BEST QUARTER RETURN    WORST QUARTER RETURN
----------------------  ---------------------  ---------------------
Money Market            2.4% (2nd Q 1989)      0.7% (3rd Q 1993)
Municipal Money Market  1.6% (2nd Q 1989)      0.6% (1st Q 1994)

AVERAGE ANNUAL TOTAL RETURNS
                                AS OF 12-31-98
FUND/INDEX               1-YEAR     5-YEAR     10-YEAR     SINCE INCEPTION
MONEY MARKET             5.26%      5.22%      5.61%       5.91% (10-22-85)
Salomon Bros. 3-Month
Treasury Bill Index      5.06%      5.10%      5.44%       5.66%
MUNICIPAL MONEY MARKET   3.55%      3.54%      4.10%       4.23% (10-23-86)
Salomon Bros. 3-Month
Treasury Bill Index      5.06%      5.10%      5.44%       5.59%

THE SALOMON BROTHERS 3-MONTH TREASURY BILL INDEX IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE AVERAGE YIELD OF THREE-MONTH TREASURY BILLS.

WHAT ARE THE FUNDS' FEES AND EXPENSES?

This section describes the fees and expenses that you may pay if you buy and hold shares of the funds.

SHAREHOLDER FEES
(fees paid directly from your investment)
Each fund is 100% no-load, so you pay no sales charges (loads) to buy or sell shares.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from fund assets)

The costs of operating the funds are deducted from fund assets, which means you pay them indirectly. These costs are deducted before computing the daily share price or making distributions. As a result, they don't appear on your account statement, but instead reduce the total return you receive from your fund investment.

ANNUAL FUND OPERATING EXPENSES (AS A PERCENT OF AVERAGE NET ASSETS)

FUND                    MANAGEMENT    OTHER        TOTAL ANNUAL FUND
                        FEES          EXPENSES     OPERATING EXPENSES
----------------------  ------------  -----------  ------------------
Money Market            0.50%         0.41%        0.91%*
Municipal Money Market  0.50%         0.13%        0.63%

*TOTAL EXPENSES FOR THE MONEY MARKET FUND DO NOT REFLECT OUR WAIVER OF MANAGEMENT FEES AND/OR ABSORPTIONS. WITH WAIVERS AND/OR ABSORPTIONS, THE TOTAL EXPENSES WERE 0.62%. WE CAN TERMINATE THESE WAIVERS AND/OR ABSORPTIONS AT ANY TIME.

EXAMPLE: This example is intended to help you compare the cost of investing in the funds, before fee waivers and expense absorptions, with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the funds for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

FUND                    1 YEAR    3 YEARS   5 YEARS  10 YEARS
----------------------  --------  --------  -------  --------
Money Market            $93       $290      $504     $1,120
Municipal Money Market  $64       $202      $351     $786

WHO ARE THE FUNDS' INVESTMENT ADVISOR AND PORTFOLIO MANAGERS?

Strong Capital Management, Inc. (Strong) is the investment advisor for the funds. Strong provides investment management services for mutual funds and other investment portfolios representing assets of over $34 billion. Strong began conducting business in 1974. Since then, its principal business has been providing investment advice for individuals and institutional accounts, such as pension and profit-sharing plans, as well as mutual funds, several of which are available through variable insurance products. Strong's address is P.O. Box 2936, Milwaukee, WI 53201.

STEVEN D. HARROP co-manages the MUNICIPAL MONEY MARKET FUND. He has over 25 years of investment experience and is a Chartered Financial Analyst. He joined Strong as a portfolio manager of the fund in March 1991. Prior to joining Strong, Mr. Harrop was employed by USAA Investment Management Company, where he co-managed a balanced fund and managed five tax-exempt funds. Mr. Harrop received his bachelors degree in Business from Brigham Young University in 1972 and his masters degree in Business from Northwestern University in 1973.

JOHN C. BONNELL co-manages the MUNICIPAL MONEY MARKET FUND. He has over 10 years of investment experience. He joined Strong as a co-portfolio manager of the fund in May 1999. For ten years prior to joining Strong, Mr. Bonnell worked at USAA Investment Management Company, most recently serving as an executive director and portfolio manager. From 1995 to 1996, he was a senior securities analyst and from 1991 to 1995 he served as a securities analyst. From 1989 to 1991, Mr. Bonnell was a portfolio assistant. Mr. Bonnell received his bachelors degree in Finance from the University of Texas in 1987 and his Masters of Business Administration from St. Mary's University in 1991.

JAY N. MUELLER manages the MONEY MARKET FUND. He has over 15 years of investment experience and is a Chartered Financial Analyst. He joined Strong as a securities analyst and portfolio manager of the fund in September 1991. For four years prior to joining Strong, Mr. Mueller was employed by R. Meeder & Associates as a securities analyst and portfolio manager. Mr. Mueller received his bachelors degree in Economics from the University of Chicago in 1982.

((Side Box))
YEAR 2000 ISSUES
Your investment could be adversely affected if the computer systems used by the funds, Strong, and the funds' service providers do not properly process and calculate date-related information before, on, and after January 1, 2000. Year 2000-related computer problems could have a negative impact on your fund and the fund's investments, however, we are working to avoid these problems and to obtain assurances from our service providers that they are taking similar steps.

OTHER IMPORTANT INFORMATION YOU SHOULD KNOW

TAXABLE INVESTMENTS

The MUNICIPAL MONEY MARKET FUND may invest up to 20% of its net assets in U.S. government and corporate bonds, and other debt securities that are of the same quality as the fund's investments in municipal bonds. These bonds produce taxable income, unlike municipal bonds which generally provide tax-exempt income.

IF YOU ARE SUBJECT TO THE ALTERNATIVE MINIMUM TAX

The MUNICIPAL MONEY MARKET FUND may invest, without limitation, in municipal obligations whose interest is a tax-preference item for purposes of the federal alternative minimum tax (AMT). If you are subject to the AMT, a substantial portion of your fund's distributions to you may not be exempt from federal income tax. If this is the case, the fund's net return to you may be lower.

FINANCIAL HIGHLIGHTS

This information describes investment performance for the periods shown. "Total Return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report.

Strong Money Market Fund

                     Feb. 28,  Oct. 31,  Oct. 31,  Oct. 31,  Oct. 31,  Dec. 31,
Selected Per-Share   1999(b)   1998      1997      1996      1995(d)   1994
Data(a)
Net Asset Value,
Beginning of Period  $1.00    $1.00      $1.00     $1.00     $1.00     $1.00
Income From Investment Operations
Net Investment Income 0.02     0.05       0.05      0.05      0.05      0.04
Net Realized Losses
on Investments         -        -        (0.01)      -         -           -
Total from Investment
Operations            0.02     0.05       0.04      0.05      0.05      0.04
Less Distributions
From Net Investment
Income               (0.02)   (0.05)     (0.05)    (0.05)    (0.05)    (0.04)
Total Distributions  (0.02)   (0.05)     (0.05)    (0.05)    (0.05)    (0.04)
Capital Contribution    -       -         0.01        -        -          -
Net Asset Value, End
of Period            $1.00    $1.00      $1.00     $1.00     $1.00     $1.00
Ratios and Supplemental Data
Total Return          +1.5%     +5.3%     +5.3%(c)  +5.4%     +5.2%    +4.0%
Net Assets, End of
Period (In Millions)$1,926   $1,924     $1,838     $1,949     $1,934     $541
Ratio of Expenses to
Average Net Assets
Without Waivers       0.9%*    0.9%     0.9%        0.8%       0.7%*      0.9%
Ratio of Expenses to
Average Net Assets   0.6%*     0.5%     0.5%        0.4%       0.0%*      0.6%
Ratio of Net Investment
Income to Average
Net Assets            4.6%*    5.2%     5.2%        5.3%       6.1%*      4.0%

* Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the fund outstanding for the entire period.
(b) In 1999, the Fund changed its fiscal year-end from October to February.
(c) Had the Advisor not made the capital contribution, the adjusted total return would have been 4.5% for the fiscal year ended October 31, 1997.
(d) In 1995, the fund changed its fiscal year-end from December to October.


Strong Municipal Money Market Fund

                      Feb. 28,  Feb. 28,  Feb. 28,  Feb. 29,  Dec. 31,  Dec. 31,
Selected Per-Share    1999      1998      1997      1996(c)   1995      1994
Data(a)
Net Asset Value,
Beginning of Period   $1.00     $1.00    $1.00      $1.00     $1.00     $1.00
Income From Investment Operations
Net Investment Income  0.03      0.04     0.03       0.01      0.04      0.03
Total from Investment
Operations             0.03      0.04     0.03       0.01      0.04      0.03
Less Distributions
From Net Investment
Income(b)            (0.03)     (0.04)   (0.03)     (0.01)    (0.04)    (0.03)
Total Distributions  (0.03)     (0.04)   (0.03)     (0.01)    (0.04)    (0.03)
Net Asset Value,
End of Period        $1.00      $1.00    $1.00      $1.00     $1.00     $1.00
Ratios and Supplemental Data
Total Return          +3.4%     +3.6%    +3.5%      +0.6%     +4.1%     +2.9%
Net Assets, End of Period
(In Millions)       $2,105      $1,871  $1,895     $1,609     $1,416    $1,261
Ratio of Expenses
to Average Net
Assets                0.6%        0.6%    0.6%      0.6%*       0.6%       0.6%
Ratio of Net Investment
Income to Average
Net Assets           3.4%         3.5%    3.5%      3.6%*       4.0%       2.9%

* Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the fund outstanding for the entire period.
(b) Tax-exempt for regular Federal income tax purposes.
(c) In 1996, the fund changed its fiscal year-end from December to February.

YOUR ACCOUNT

All of the Strong Funds are 100% no-load. This means that you may purchase, redeem, or exchange shares directly at their net asset value without paying a sales charge.

SHARE PRICE

Your transaction price for buying, selling, or exchanging shares is the net asset value per share (NAV). NAV is generally calculated as of the close of trading on the New York Stock Exchange (usually 3:00 p.m. Central Time) every day the NYSE is open. If the NYSE closes at any other time, or if an emergency exists, NAV may be calculated at a different time. Your share price will be the next NAV calculated after we accept your order.

We use amortized cost to value money market fund securities held by a fund.

((Side Box))
When we use AMORTIZED COST to value money market fund securities, we generally mean that the security is initially valued at the price we paid for it. After that, the value of the security is gradually increased (amortizing a discount) or decreased (amortizing a premium) each day without regard to fluctuating interest rates.

((Side Box))
We determine a fund's share price or NAV by dividing net assets (the value of its investments, cash, and other assets minus its liabilities) by the number of shares outstanding.

BUYING SHARES

INVESTMENT MINIMUMS: When buying shares, you must meet the following investment minimum requirements.

                               INITIAL INVESTMENT MINIMUM               ADDITIONAL INVESTMENT MINIMUM
-----------------------------  ---------------------------------------  ---------------------------------------
Regular accounts               $2,500                                   $50
-----------------------------  ---------------------------------------  ---------------------------------------
Education IRA accounts         $500                                     $50
-----------------------------  ---------------------------------------  ---------------------------------------
Other IRAs and                 $250                                     $50
UGMA/UTMA accounts
-----------------------------  ---------------------------------------  ---------------------------------------
SIMPLE IRA, SEP-IRA,           the lesser of $250 or $25 per month      $50
403(b)(7), Keogh, Pension
Plan, and Profit Sharing Plan
accounts
-----------------------------                                           ---------------------------------------

PLEASE REMEMBER ...
-If you use an Automatic Investment Plan, we waive the initial investment minimum to open an account and the additional investment minimum is $50.

-You cannot use an Automatic Investment Plan with an Education IRA.

-If you open a qualified retirement plan account where we or one of our alliance partners provides administrative services, there is no initial investment minimum.

 BUYING INSTRUCTIONS
 You can buy shares in several ways.

 MAIL
 You can open or add to an account by mail with a check or money order made payable to Strong Funds. Send it to the address listed on the back of this prospectus, along with your account application (for a new account) or an Additional Investment Form (for an existing account).

 EXCHANGE OPTION
Sign up for the exchange option when you open your account. To add this option to an existing account, visit the Shareholder Services area of Strong On-line (www.strongfunds.com) or call 1-800-368-3863 for a Shareholder Account Options Form. Once you establish the exchange option, you can call or use the internet to open a new account or to add to an existing one by exchanging shares from another identically registered Strong Funds account.

  ((Side Box))
                                   Questions?
                              Call 1-800-368-3863
                                 24 hours a day,
                                  7 days a week

 EXPRESS PURCHASESM
 You can make additional investments to your existing account directly from your bank account. If you didn't establish this option when you opened your account, visit the Shareholder Services area of Strong On-line
 (www.strongfunds.com) or call us at 1-800-368-3863 for a Shareholder Account Options Form.

 STRONG DIRECT(R)
 You can use Strong Direct(R) to add to your investment from your bank account or to exchange shares between Strong Funds by calling 1-800-368-7550. See "Services for Investors" for more information.

 STRONG NETDIRECT(R)
 You can use Strong netDirect(R) at our web site, WWW.STRONGFUNDS.COM, to add to your investment from your bank account or to exchange shares between Strong Funds. See "Services for Investors" for more information.

 INVESTOR CENTER
 You can visit our Investor Center in Menomonee Falls, Wisconsin, near Milwaukee. Call 1-800-368-3863 for hours and directions. The Investor Center only accepts checks or money orders payable to Strong Funds. It does not accept cash or third-party checks.

 WIRE
 Call 1-800-368-3863 for instructions before wiring funds either to open or add to an account. This helps to ensure that your account will be credited promptly and correctly.

 AUTOMATIC INVESTMENT SERVICES
 See "Services for Investors" for detailed information on all of our automatic investment services. You can sign up for these plans when you open your account or call 1-800-368-3863 for instructions on how to add them.

 BROKER-DEALER
 You may purchase shares through a broker-dealer or other intermediary who may charge you a fee.

 PLEASE REMEMBER . . .
-Make checks or money orders payable to Strong Funds.

-We do not accept cash, third-party checks (checks payable to you written by another party), credit card convenience checks, or checks drawn on banks outside the U.S.

-You will be charged $20 for every check, money order, wire, or Electronic
  Funds Transfer returned unpaid.

 SELLING SHARES

 You can access the money in your account by selling (also called redeeming) some or all of your shares by one of the methods below. After your redemption request is accepted, we normally send you the proceeds on the next business day.

 SELLING INSTRUCTIONS
 You can sell shares in several ways.

 MAIL
 Write a letter of instruction. It should specify your account number, the dollar amount or number of shares you wish to redeem, the names and signatures of the owners (or other authorized persons), and your mailing address. Then, mail it to the address listed on the back of this prospectus.

 REDEMPTION OPTION
 Sign up for the redemption option when you open your account or add it later by visiting the Shareholder Services area of Strong On-line
 (www.strongfunds.com) or by calling 1-800-368-3863 to request a Shareholder Account Options Form. With this option, you may sell shares by phone or via the internet and receive the proceeds in one of three ways:

  (1) We can mail a check to your account's address. Checks will not be forwarded by the Postal Service, so please notify us if your address has changed.

  (2) We can transmit the proceeds by Electronic Funds Transfer to a properly pre-authorized bank account. The proceeds usually will arrive at your bank two banking days after we process your redemption.

  (3) For a $10 fee, we can transmit the proceeds by wire to a properly pre-authorized bank account. The proceeds usually will arrive at your bank the first banking day after we process your redemption.

 STRONG DIRECT(R)
 You can redeem shares through Strong Direct(R) at 1-800-368-7550. See "Services for Investors" for more information.

 STRONG NETDIRECT(R)
 You can use Strong netDirect(R) at our web site, WWW.STRONGFUNDS.COM, to redeem shares. See "Services for Investors" for more information.

 INVESTOR CENTER
 You can visit our Investor Center in Menomonee Falls, Wisconsin, near Milwaukee. Call 1-800-368-3863 for hours and directions. Please note that the Investor Center is unable to provide you with a check during your visit.

 AUTOMATIC INVESTMENT SERVICES
 You can set up automatic withdrawals from your account at regular intervals. See "Services for Investors" for information on all of our automatic investment services.

 BROKER-DEALER
 You may sell shares through a broker-dealer or other intermediary who may charge you a fee.

 CHECKWRITING
 Sign up for free checkwriting when you open your account or call
 1-800-368-3863 to add it later to an existing account. Check redemptions must be for a minimum of $500. You cannot write a check to close out an account.

 PLEASE REMEMBER ...
-If you recently purchased shares, a redemption request on those shares will not be honored until 10 days after we receive the purchase check or electronic transaction.
-You will be charged a $10 service fee for a stop-payment on a check written on your Strong Funds account.
-Some transactions and requests require a signature guarantee.
-If you are selling shares you hold in certificate form, you must submit the certificates with your redemption request. Each registered owner must sign the certificates and all signatures must be guaranteed.
-With an IRA (or other retirement account), you will be charged (1) a $10 annual account maintenance fee for each account up to a maximum of $30, (2) a $10 account liquidation fee, and (3) a $10 fee for transferring assets to another custodian or for closing an account.
-If you sell shares out of a non-IRA retirement account and you are eligible to roll the sale proceeds into another retirement plan, we will withhold for federal income tax purposes a portion of the sale proceeds unless you transfer all of the proceeds to an eligible retirement plan.

  ((Side Box))
 There may be special distribution requirements that apply to retirement accounts. For instructions on:
- Roth and Traditional IRA accounts, call
  1-800-368-3863, and
- SIMPLE IRA, SEP-IRA, 403(b)(7), Keogh, Pension Plan, Profit Sharing Plan, or 401(k) Plan accounts, call 1-800-368-2882.

  ((Side Box))

SIGNATURE GUARANTEES help ensure that major transactions or changes to your account are in fact authorized by you. For example, we require a signature guarantee on written redemption requests for more than $ $50,000. You can obtain a signature guarantee for a nominal fee from most banks, brokerage firms, and other financial institutions. A notary public stamp or seal cannot be substituted for a signature guarantee.

 ADDITIONAL POLICIES

 TELEPHONE TRANSACTIONS
 Once you place a telephone transaction request, it cannot be canceled or modified. We use reasonable procedures to confirm that telephone transaction requests are genuine. We may be responsible if we do not follow these procedures. You are responsible for losses resulting from fraudulent or unauthorized instructions received over the telephone, provided we reasonably believe the instructions were genuine. During times of unusual market activity, our phones may be busy and you may experience a delay placing a telephone request. During these times, consider trying STRONG DIRECT(R), our 24-hour automated telephone system, by calling 1-800-368-7550, or STRONG NETDIRECT(R), our on-line transaction center, by visiting WWW.STRONGFUNDS.COM. Please remember that you must have telephone redemption as an option on your account to redeem shares through STRONG DIRECT(R) or STRONG NETDIRECT(R).

 INVESTING THROUGH A THIRD PARTY
 If you invest through a third party (rather than directly with Strong Funds), the policies and fees may be different than described in this prospectus. Banks, brokers, 401(k) plans, financial advisors, and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Consult a representative of your plan or financial institution if you are not sure.

 DISTRIBUTIONS

 DISTRIBUTION POLICY
 Each fund generally pays you dividends from net investment income monthly. Dividends are declared on each day NAV is calculated, except for bank holidays. Dividends earned on weekends, holidays, and days when the fund's NAV is not calculated are declared on the first day preceding these days that the fund's NAV is calculated. Your investment generally earns dividends from the first business day after we accept your purchase order.

 REINVESTMENT OF DIVIDENDS
 Your dividends will be automatically reinvested in additional shares of the fund, unless you choose otherwise. Your other options are to receive checks for these payments, have them automatically invested in another Strong Fund, or have them deposited into your bank account.

 TAXES

 TAXABLE DISTRIBUTIONS
 Any net investment income you receive is taxable as ordinary dividend income at your income tax rate.

 TAX-EXEMPT DISTRIBUTIONS
 Exempt-interest dividends from municipal funds are generally exempt from federal income taxes, but may be subject to state and local tax. Also, if you are subject to the federal alternative minimum tax, you may have to pay federal tax on a portion of your income from exempt-interest dividends.

  ((Side Box))

Generally, if your investment is in a Traditional IRA or other TAX-DEFERRED ACCOUNT, your dividends will not be taxed at the time they are paid, but instead at the time you withdraw them from your account.

 YEAR-END STATEMENT
 To assist you in tax preparation, after the end of each calendar year, we send you a statement of your fund's ordinary dividends (Form 1099).

 BACKUP WITHHOLDING
 By law, we must withhold 31% of your proceeds if (1) you are subject to backup withholding or (2) you have not provided us with complete and correct taxpayer information such as your Social Security Number (SSN) or Tax Identification Number (TIN).

 Because everyone's tax situation is unique, you should consult your tax professional for assistance.

 SERVICES FOR INVESTORS

 Strong provides you with a variety of services to help you manage your investment. For more details, call 1-800-368-3863, 24 hours a day, 7 days a week. These services include:

 STRONG DIRECT(R) AUTOMATED TELEPHONE SYSTEM
 Our 24-hour automated response system enables you to use a touch-tone phone to access current share prices
  (1-800-368-3550), to access fund and account information (1-800-368-5550), and to make purchases, exchanges, or redemptions among your existing accounts if you have elected these services (1-800-368-7550). Passwords help to protect your account information.

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 STRONG ON-LINE
 Visit us on-line at WWW.STRONGFUNDS.COM to access your fund's performance and portfolio holding information. In addition to general information about investing, Strong On-line offers daily performance information, portfolio manager commentaries, and information on available account options.

 STRONGMAIL
 If you register for StrongMail at WWW.STRONGMAIL.COM, you will receive your fund's closing price by e-mail each business day. In addition, StrongMail offers market news and updates throughout the day.

 STRONG NETDIRECT(R)
 If you are a shareholder, you may use netDirect(R) to access your account information 24 hours a day from your personal computer. Strong netDirect(R) allows you to view account history, account balances, and recent dividend activity, as well as to make purchases, exchanges, or redemptions among your existing accounts if you have elected these services. Encryption technology
 and passwords help to protect your account information.   You may register to
 use netDirect(R) at WWW.STRONGFUNDS.COM.

 STRONG EXCHANGE OPTION
 You may exchange shares of a Strong Fund for shares of another Strong Fund, either in writing, by telephone, or through your personal computer, if the accounts are identically registered (with the same name, address, and taxpayer identification number). Please ask us for the appropriate prospectus and read it before investing in any of the Strong Funds. Remember, an exchange is considered a sale and a purchase of fund shares for tax purposes and may result in a capital gain or loss. Some Strong Funds that you may want to exchange into may charge a redemption fee of 0.50% to 1.00% on the sale of shares held for less than six months.

 STRONG CHECKWRITING
 Strong Funds offers checkwriting on most of its bond and money market funds. Checks written on your account are subject to this prospectus and the terms and conditions found in the front of the book of checks.

 STRONG AUTOMATIC INVESTMENT SERVICES
 You may invest or redeem automatically in the following ways, some of which may be subject to additional restrictions or conditions.

 AUTOMATIC INVESTMENT PLAN (AIP)
 This plan allows you to make regular, automatic investments from your bank checking or savings account.

 AUTOMATIC EXCHANGE PLAN
 This plan allows you to make regular, automatic exchanges from one eligible Strong Fund to another.

 AUTOMATIC DIVIDEND REINVESTMENT
 Your dividends and capital gains will be automatically reinvested in additional shares of the Strong Fund that paid them, unless you choose otherwise. Your other options are to receive checks for these payments, have them automatically invested in another Strong Fund, or have them deposited into your bank account.

 NO-MINIMUM INVESTMENT PLAN
 This plan allows you to invest without meeting the minimum initial investment requirements if you invest monthly and you participate in the AIP, Automatic Exchange Plan, or Payroll Direct Deposit Plan.

 PAYROLL DIRECT DEPOSIT PLAN
 This plan allows you to send all or a portion of your paycheck, social security check, military allotment, or annuity payment to the Strong Funds of your choice.

 SYSTEMATIC WITHDRAWAL PLAN
 This plan allows you to redeem a fixed sum from your account on a regular basis. Payments may be sent electronically to a bank account or as a check to you or anyone you properly designate.

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

 STRONG RETIREMENT PLAN SERVICES
 We offer a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on:

-INDIVIDUAL RETIREMENT PLANS, including Traditional IRAs and Roth IRAs, call
  1-800-368-3863.

-QUALIFIED RETIREMENT PLANS, including SIMPLE IRAs, SEP-IRAs, 403(b)(7)s,
  Keoghs, Pension Plans, Profit Sharing Plans, and 401(k) Plans, call 1-800-368-2882.

 SAME-DAY DIVIDEND AND WIRE
 You will earn a same-day dividend if you purchase shares and have, or with your purchase will have, at least $5 million invested in the MUNICIPAL MONEY MARKET FUND and you have completed a special application. The following rules also apply:

- Call 1-800-733-2274 before 9:00 a.m. Central Time and place an irrevocable purchase order.
- You must send the purchase price via federal funds wire which must be received by Firstar Bank Milwaukee, N.A. by 2:30 p.m. Central Time. If you do not wire federal funds by this deadline, we may cancel the purchase order.
  If we do not cancel the order and the MUNICIPAL MONEY MARKET FUND borrows an amount of money equal to your purchase price, you may be liable for any interest expense caused by the borrowing.
- Wires should be sent to:

           Firstar Bank Milwaukee, N.A.
           777 East Wisconsin Avenue
           Milwaukee, WI 53202
           ABA routing number: 075000022
           Account number: 112737-090
           For further credit to: (insert your account number and registration)

 You may also receive a same-day redemption wire by calling 1-800-733-2274.
 You must place your redemption order by 9:00 a.m. Central Time. Redemption
 proceeds will not earn dividends on the day in which they are wired.   If you
 use a same-day redemption wire to close an account, dividends credited to your account for the month up to the day of redemption will be paid the next business day.

 SOME OF THESE SERVICES MAY BE SUBJECT TO ADDITIONAL RESTRICTIONS OR CONDITIONS. CALL 1-800-368-3863 FOR MORE INFORMATION.

 RESERVED RIGHTS

 We reserve the right to:

-Refuse, change, discontinue, or temporarily suspend account services, including purchase, exchange, or telephone and netDirect(R) redemption privileges, for any reason.

-Reject any purchase request for any reason including exchanges from other
  Strong Funds. Generally, we do this if the purchase or exchange is disruptive to the efficient management of a fund (due to the timing of the investment or an investor's history of excessive trading).

-Change the minimum or maximum investment amounts.

-Delay sending out redemption proceeds for up to seven days (this generally only applies to very large redemptions without notice, excessive trading, or during unusual market conditions).

-Suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings, when trading is restricted by the SEC, or under any emergency circumstances.

-Make a redemption-in-kind (a payment in portfolio securities rather than cash) if the amount you are redeeming is in excess of the lesser of (1) $250,000 or (2) 1% of the fund's assets. Generally, redemption-in-kind is used when large redemption requests may cause harm to the fund and its shareholders. This includes redemptions made by checkwriting.

-Close any account that does not meet minimum investment requirements. We will give you notice and 60 days to begin an automatic investment program or to increase your balance to the required minimum.

-Reject any purchase or redemption request that does not contain all required documentation.

FOR MORE INFORMATION

More information is available upon request at no charge, including:

SHAREHOLDER REPORTS: Additional information is available in the annual and semi-annual report to shareholders. These reports contain a letter from management, discuss recent market conditions, economic trends and investment strategies that significantly affected your investment's performance during the last fiscal year, and list portfolio holdings.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI contains more details about investment policies and techniques. A current SAI is on file with the SEC and is incorporated into this prospectus by reference. This means that the SAI is legally considered a part of this prospectus even though it is not physically contained within this prospectus.

To request information or to ask questions:

BY TELEPHONE                         FOR HEARING-IMPAIRED (TDD)
(414) 359-1400 or (800) 368-3863     (800) 999-2780

BY MAIL                              BY OVERNIGHT DELIVERY
Strong Funds                         Strong Funds
P.O. Box 2936                        900 Heritage Reserve
Milwaukee, Wisconsin 53201-2936      Menomonee Falls, Wisconsin  53051

ON THE INTERNET                      BY E-MAIL
View online or download documents:   SERVICE@STRONG-FUNDS.COM
Strong Funds: WWW.STRONGFUNDS.COM
SEC*: www.sec.gov


To reduce the volume of mail you receive, only one copy of most financial reports and prospectuses is mailed to your household. Call 1-800-368-3863 if you wish to receive additional copies, free of charge.

This prospectus is not an offer to sell securities in any place where it would be illegal to do so.

*YOU CAN ALSO OBTAIN COPIES BY VISITING THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. OR BY SENDING YOUR REQUEST AND A DUPLICATING FEE TO THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE SECTION, WASHINGTON, D.C. 20549-6009. YOU CAN CALL 1-800-SEC-0330 FOR INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM.

Strong Money Market Fund, Inc., SEC file number: 811-4374
Strong Municipal Money Market Fund, a series of Strong Municipal Funds, Inc., SEC file number: 811-4770

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